                                                                    EXHIBIT 99.3




                               HEALTHCARE REALTY
                                     TRUST

                            SUPPLEMENTAL DATA REPORT

                      THREE MONTHS ENDED DECEMBER 31, 2002

     DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA, UNLESS OTHERWISE DISCLOSED

                         UPDATED AS OF JANUARY 24, 2002




1)    RECONCILIATION OF FUNDS FROM OPERATIONS (1)

                                                                             (Unaudited)                   (Unaudited)
                                                                         FOR THE THREE MONTHS         FOR THE TWELVE MONTHS
                                                                            ENDED DEC. 31,                ENDED DEC. 31,
                                                                      --------------------------    --------------------------
                                                                         2001           2000           2001           2000
                                                                      -----------    -----------    -----------    -----------

NET INCOME BEFORE NET GAIN (LOSS) ON SALE OF REAL ESTATE PROPERTIES   $    19,936    $    18,321    $    78,677    $    80,469

        NON-RECURRING DEBT-RELATED CHARGES(2)                                   0              0            607              0

        ELIMINATION OF THE RECOGNITION OF RENTAL REVENUES
                ON A STRAIGHT LINE BASIS (2)                               (1,268)        (1,469)        (5,748)        (7,827)

        PREFERRED STOCK DIVIDEND                                           (1,664)        (1,664)        (6,656)        (6,657)

        REAL ESTATE DEPRECIATION                                           10,093          9,835         40,042         38,393

        PROVISION FOR LOSS ON INVESTMENT (2)                                    0          1,000              0          1,000

                                                                      -----------    -----------    -----------    -----------
        TOTAL ADJUSTMENTS                                                   7,161          7,702         28,245         24,909
                                                                      -----------    -----------    -----------    -----------

FUNDS FROM OPERATIONS - BASIC                                         $    27,097    $    26,023    $   106,922    $   105,378
                                                                      ===========    ===========    ===========    ===========

        CONVERTIBLE SUBORDINATED DEBENTURE INTEREST                             0             71              0            275
                                                                      ===========    ===========    ===========    ===========

FUNDS FROM OPERATIONS - DILUTED                                       $    27,097    $    26,094    $   106,922    $   105,653
                                                                      ===========    ===========    ===========    ===========

FUNDS FROM OPERATIONS PER COMMON SHARE - BASIC                        $      0.68    $      0.66    $      2.68    $      2.66
                                                                      ===========    ===========    ===========    ===========

FUNDS FROM OPERATIONS PER COMMON SHARE - DILUTED                      $      0.67    $      0.65    $      2.64    $      2.62
                                                                      ===========    ===========    ===========    ===========

COMMON SHARES OUTSTANDING - BASIC                                      40,112,222     39,675,271     39,840,285     39,544,400
                                                                      ===========    ===========    ===========    ===========

COMMON SHARES OUTSTANDING - DILUTED                                    40,693,569     40,408,944     40,463,158     40,301,409
                                                                      ===========    ===========    ===========    ===========


(1) Funds From Operations ("FFO") does not represent cash generated from operating activities in accordance with generally accepted accounting principles, is not necessarily indicative of cash available to fund cash needs and should not be considered as an alternative to net income as an indicator of the Company's operating performance or as an alternative to cash flow as a measure of liquidity.

         Management believes the Company's FFO is not directly comparable to other healthcare REITs, which own a portfolio of triple net leased properties or mortgages, as the Company develops projects through a development and lease-up phase before they reach their targeted cash flow returns. Furthermore, the Company eliminates, in consolidation, fee income for developing, leasing and managing owned properties and expenses or capitalizes, whichever the case may be, related internal costs.

(2) The Company calculates its FFO using a modified version of National Association of Real Estate Investment Trust's ("NAREIT") October 1999 definition of funds from operations. The Company eliminates straight-line rental revenue in computing FFO although NAREIT's definition of funds from operations requires the inclusion of straight-line rental revenue. In 2001, the Company also excluded certain debt-related charges in computing FFO and in 2000 excluded its provision for loss on investment in computing FFO although NAREIT's definition of funds from operations requires its inclusion. If the Company had followed the NAREIT definition of funds from operations, as other healthcare REIT's do, FFO on a diluted basis would have been $0.70 and $2.77 per common share, respectively, for the three months and twelve months ended December 31, 2001.




 Quarterly Supplemental Data Report is also available on the Company's website
                          -- www.healthcarerealty.com
                        Bethany A. Mancini (615) 269-8175
                      Email: BMancini@healthcarerealty.com


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED DECEMBER 31, 2001

2)    CONDENSED CONSOLIDATED BALANCE SHEETS


ASSETS                                                                            (Unaudited)          (1)
                                                                                 DEC. 31, 2001    DEC. 31, 2000
                                                                                 -------------    -------------
Real estate properties:
        Land                                                                      $   149,522       $   152,254
        Buildings and improvements                                                  1,332,948         1,290,395
        Personal property                                                               7,815             5,785
        Construction in progress                                                       18,255            30,914
                                                                                  -----------       -----------
                                                                                    1,508,540         1,479,348
        Less accumulated depreciation                                                (158,876)         (120,522)
                                                                                  -----------       -----------
                Total real estate properties, net                                   1,349,664         1,358,826

Cash and cash equivalents                                                               2,930             1,788

Restricted cash                                                                             0               577

Mortgage notes receivable                                                             122,074           171,006

Other assets, net                                                                      81,242            54,879
                                                                                  -----------       -----------

Total assets                                                                      $ 1,555,910       $ 1,587,076
                                                                                  ===========       ===========


LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
        Notes and bonds payable                                                   $   505,222       $   536,781

        Accounts payable and accrued liabilities                                       18,894            22,020

        Other liabilities                                                              19,707            20,238
                                                                                  -----------       -----------

Total liabilities                                                                     543,823           579,039
                                                                                  -----------       -----------

        Commitments and contingencies                                                      --                --

Stockholders' equity:
        Preferred stock, $.01 par value; 50,000,000 shares authorized;
                issued and outstanding, 2001 and 2000-- 3,000,000                          30                30
        Common stock, $.01 par value; 150,000,000 shares authorized;
                issued and outstanding, 2001-- 40,465,919; 2000-- 40,314,399              414               403

        Additional paid-in capital                                                  1,089,127         1,061,190

        Deferred compensation                                                         (12,852)           (9,730)

        Cumulative net income                                                         375,061           295,174

        Cumulative dividends                                                         (439,693)         (339,030)
                                                                                  -----------       -----------

Total stockholders' equity                                                          1,012,087         1,008,037
                                                                                  -----------       -----------

Total liabilities and stockholders' equity                                        $ 1,555,910       $ 1,587,076
                                                                                  ===========       ===========


(1) The balance sheet at December 31, 2000 has been derived from audited financial statements at that date but does not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED DECEMBER 31, 2001

3)    CONDENSED CONSOLIDATED STATEMENTS OF INCOME


                                                                    FOR THE THREE MONTHS                FOR THE TWELVE MONTHS
                                                                        ENDED DEC. 31,                       ENDED DEC. 31,
                                                               ------------------------------       ------------------------------
                                                                   2001              2000               2001              2000
                                                               ------------      ------------       ------------      ------------
                                                                (Unaudited)       (Unaudited)        (Unaudited)
REVENUES
        Master lease rental income                             $     24,909      $     25,022       $     99,962      $     97,238
        Property operating income                                    17,928            15,659             67,750            62,400
        Straight line rent                                            1,268             1,469              5,749             7,827
        Mortgage interest income                                      3,540             4,628             17,254            22,755
        Management fees                                                 414               656              1,533             2,785
        Interest and other income                                       938               206              2,290             2,333
                                                               ------------      ------------       ------------      ------------
                                                                     48,997            47,640            194,538           195,338
                                                               ------------      ------------       ------------      ------------

EXPENSES
        General and administrative (1)                                2,544             2,181             10,110             8,739
        Property operating expenses                                   7,365             5,423             26,515            22,628
        Interest                                                      8,751            10,561             38,110            42,995
        Depreciation                                                 10,327             9,990             40,823            38,994
        Amortization                                                     74               164                303               513
        Provision for loss on investment                                 --             1,000                 --             1,000
                                                               ------------      ------------       ------------      ------------
                                                                     29,061            29,319            115,861           114,869
                                                               ------------      ------------       ------------      ------------

NET INCOME BEFORE NET GAIN (LOSS) ON SALE OF REAL ESTATE
        PROPERTIES                                                   19,936            18,321             78,677            80,469

        Net gain (loss) on sale of real estate properties               211              (352)             1,210              (668)
                                                               ------------      ------------       ------------      ------------

NET INCOME                                                     $     20,147      $     17,969       $     79,887      $     79,801
                                                               ============      ============       ============      ============

NET INCOME PER COMMON SHARE - BASIC                            $       0.46      $       0.41       $       1.84      $       1.85
                                                               ============      ============       ============      ============

NET INCOME PER COMMON SHARE - DILUTED                          $       0.45      $       0.41       $       1.81      $       1.82
                                                               ============      ============       ============      ============

COMMON SHARES OUTSTANDING - BASIC                                40,112,222        39,675,271         39,840,285        39,544,400
                                                               ============      ============       ============      ============

COMMON SHARES OUTSTANDING - DILUTED                              40,693,569        40,408,944         40,463,158        40,301,409
                                                               ============      ============       ============      ============


(1) General and administrative expenses for the twelve months ended December 31, 2001 includes 3rd quarter non-recurring debt-related charges of approximately $607.

NOTE> The income statements do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.





RECONCILIATION OF BOOK NET INCOME TO REIT TAXABLE INCOME (UNAUDITED)

                                                                                                     FOR THE TWELVE MONTHS
                                                                                                        ENDED DEC. 31,
                                                                                                    -----------------------
                                                                                                      2001           2000
                                                                                                    --------       --------

BOOK NET INCOME                                                                                     $ 79,887       $ 79,801

DIFFERENCES BETWEEN BOOK NET INCOME AND REIT TAXABLE INCOME:
        ADD:  BOOK DEPRECIATION AND AMORTIZATION                                                      41,126         39,507
        LESS:  TAX DEPRECIATION AND AMORTIZATION                                                     (33,625)       (30,996)
        GAIN/LOSS ON DISPOSITION OF ASSETS                                                               767           (343)
        STRAIGHT LINE RENT                                                                            (5,749)        (7,827)
        OTHER                                                                                            802          1,148
                                                                                                    --------       --------
                                                                                                       3,321          1,489

REIT TAXABLE INCOME                                                                                 $ 83,208       $ 81,290
                                                                                                    ========       ========


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED DECEMBER 31, 2001

4)    INVESTMENT PROGRESSION


      A)    CONSTRUCTION IN PROGRESS

                                                                              FOR THE THREE                       FOR THE TWELVE
                                                               NUMBER OF       MONTHS ENDED        NUMBER OF       MONTHS ENDED
                                                              PROPERTIES         12/31/01         PROPERTIES         12/31/01
                                                              ----------      -------------       ----------      --------------
               Balance at beginning of period                         5          $ 24,206                 7          $ 30,914

               Fundings on projects in existence at
                 the beginning of the period                          0             4,222                 0            22,252

               New Projects started during  the period                0                 0                 0                 0

               Completions                                           (1)          (10,173)               (3)          (34,911)

                                                               --------          --------          --------          --------
               Balance at end of period                               4          $ 18,255                 4          $ 18,255
                                                               ========          ========          ========          ========


      B)    REAL ESTATE PROPERTIES

                                                                          FOR THE THREE                            FOR THE TWELVE
                                                        NUMBER OF          MONTHS ENDED           NUMBER OF         MONTHS ENDED
                                                       PROPERTIES            12/31/01            PROPERTIES           12/31/01
                                                       ----------         -------------          ----------        --------------

               Balance at beginning of period                 205          $ 1,477,731                  206          $ 1,448,434

               Acquisitions                                     0                    0                    1               14,107

               Additions/Improvements                           0                6,951                    0               16,688

               Completions (CIP)                                1               10,173                    3               34,911

               Sales                                           (1)              (4,570)                  (5)             (23,855)

                                                       ----------          -----------           ----------          -----------
               Balance at end of period                       205          $ 1,490,285                  205          $ 1,490,285
                                                       ==========          ===========           ==========          ===========


      C)    MORTGAGE NOTES RECEIVABLE

                                                                              FOR THE THREE                       FOR THE TWELVE
                                                               NUMBER OF       MONTHS ENDED        NUMBER OF       MONTHS ENDED
                                                              PROPERTIES         12/31/01         PROPERTIES         12/31/01
                                                              ----------      -------------       ----------      --------------

               Balance at beginning of period                        40          $ 131,127                 54          $ 171,006

               Funding of Mortgages                                   0                 51                  0              2,962

               Prepayments                                           (4)            (8,631)               (18)           (50,271)

               Purchase Price Adjustment Amortization                 0               (159)                 0               (635)

               Scheduled Principal Payments                           0               (314)                 0             (1,540)

               Other                                                  0                  0                  0                552

                                                              ---------          ---------          ---------          ---------
               Balance at end of period                              36          $ 122,074                 36          $ 122,074
                                                              =========          =========          =========          =========


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED DECEMBER 31, 2001

5)  INVESTMENT BY TYPE AND GEOGRAPHIC LOCATION

                                  OUTPATIENT FACILITIES                                INPATIENT FACILITIES
                   -------------------------------------------------------------------------------------------------
                                            Comp.                 Other      Assisted   Skilled  Inpatient   Other
                   Ancillary              Ambulatory   Medical  Outpatient    Living    Nursing    Rehab   Inpatient
                    Hospital   Physician    Care       Office    Facilit-    Facili-    Facili-   Facili-   Facili-            % of
                   Facilities   Clinics    Centers    Buildings   ties(1)      ties       ties      ties    ties(2)   Total   Total
                   -----------------------------------------------------------------------------------------------------------------
PROPERTY OPERATING/
 OTHER AGREEMENTS
 1 Arizona          3,534                 12,261                                                                    15,795   0.97%
 2 California      51,942                 28,999                                                                    80,941   4.96%
 3 Florida         30,644     10,308      46,936      8,169                                                         96,057   5.89%
 4 Georgia         18,582                                                                                           18,582   1.14%
 5 Kansas          10,889                                                                                           10,889   0.67%
 6 Mississippi      5,090                                        4,290                                               9,380   0.58%
 7 Missouri                    5,450      11,085                                                                    16,535   1.01%
 8 Nevada          43,710                                                                                           43,710   2.68%
 9 Pennsylvania     8,484      4,957                                                                      2,901     16,342   1.00%
10 Tennessee       46,978      8,727                 10,755                                                         66,460   4.08%
11 Texas           24,399                             8,727                                                         33,126   2.03%
12 Virginia        28,950      3,814                 12,447                                                         45,211   2.77%
13 Wyoming         17,370                             2,180                                                         19,550   1.20%
                  ----------------------------------------------------------------------------------------------------------------
   TOTAL P.O.A.s/
     OTHER        290,572     33,256      99,281     42,278      4,290          0          0        0     2,901    472,578  28.98%
                  ----------------------------------------------------------------------------------------------------------------

MASTER LEASES
 1 Alabama         42,964      8,368                            11,430      4,276              17,722               84,760   5.20%
 2 Arizona          5,274                                                              2,874                         8,148   0.50%
 3 Arkansas                                                      2,989                                               2,989   0.18%
 4 California      28,934      8,181                             1,046                12,688                        50,849   3.12%
 5 Colorado                                                                 4,967     21,441                        26,408   1.62%
 6 Connecticut                                                             11,925                                   11,925   0.73%
 7 Florida         39,200     45,054       9,915      1,417      9,481     23,159     10,206   11,703              150,135   9.21%
 8 Georgia                     5,368                             1,561      9,860                                   16,789   1.03%
 9 Illinois                   11,680                             1,453      8,167                                   21,300   1.31%
10 Indiana                                                                             3,640                         3,640   0.22%
11 Kansas                                                                              7,593                         7,593   0.47%
12 Massachusetts              26,823                                                                                26,823   1.64%
13 Michigan                                                                           12,715             13,558     26,273   1.61%
14 Mississippi                                                              3,398                                    3,398   0.21%
15 Missouri                               16,015                 4,470      6,114     10,897                        37,496   2.30%
16 Nevada           6,882                                        3,801                                              10,683   0.66%
17 New Jersey                                                              18,634                                   18,634   1.14%
18 North Carolina                                                           3,819      6,176                         9,995   0.61%
19 Ohio                                                                     4,393                                    4,393   0.27%
20 Oklahoma                                                                           13,052                        13,052   0.80%
21 Pennsylvania                                                            30,396     20,617  112,248              163,261  10.01%
22 South Carolina                                                           3,005                                    3,005   0.18%
23 Tennessee        3,139      2,555                                        7,329      8,335                        21,358   1.31%
24 Texas           39,625     16,938      21,959      1,976                71,000     19,466   12,916     5,892    189,772  11.64%
25 Virginia        52,799                             1,941      2,119     17,019     36,411                       110,289   6.76%
26 Wyoming                                                                  6,838                                    6,838   0.42%
                  ----------------------------------------------------------------------------------------------------------------
TOTAL MASTER
  LEASES          218,817    124,967      47,889      5,334     38,350    234,299    186,111  154,589    19,450  1,029,806  63.15%
                  ----------------------------------------------------------------------------------------------------------------
   Corporate
     Property                                                                                             6,156      6,156   0.38%
                  ----------------------------------------------------------------------------------------------------------------
TOTAL EQUITY
  INVESTMENTS    $509,389   $158,223    $147,170   $ 47,612   $ 42,640   $234,299   $186,111 $154,589   $28,507 $1,508,540  92.51%
                  ================================================================================================================

MORTGAGES
 1 Alabama                                                                  4,591      3,952                         8,543   0.52%
 2 Arizona                                                                  6,084                        17,398     23,482   1.44%
 3 California                                                              16,715                         7,788     24,503   1.50%
 4 Florida                     9,431                                       11,931        602                        21,964   1.35%
 5 Georgia                                                                  1,122                                    1,122   0.07%
 6 Idaho                                                                    4,830                                    4,830   0.30%
 7 Massachusetts                                                                       2,200                         2,200   0.13%
 8 Michigan                                                                           10,907                        10,907   0.67%
 9 Mississippi                                                              1,316                                    1,316   0.08%
10 New Mexico                                                                 749                                      749   0.05%
11 Ohio                                                                     1,579        592                         2,171   0.13%
12 Oregon                                                                   2,871                                    2,871   0.18%
13 Pennsylvania                                                               992                                      992   0.06%
14 South Carolina                                                           3,036                                    3,036   0.19%
15 Tennessee                                                                1,906      8,068                         9,974   0.61%
16 Texas                         617                                          619                                    1,236   0.08%
17 Virginia                                                                            2,178                         2,178   0.13%
                  ----------------------------------------------------------------------------------------------------------------
TOTAL MTG.
  INVESTMENTS    $     --   $ 10,048    $     --   $     --   $     --   $ 58,341   $ 28,499 $     --   $25,186  $ 122,074   7.49%
                  ----------------------------------------------------------------------------------------------------------------

TOTAL
  INVESTMENTS     509,389   $168,271    $147,170   $ 47,612   $ 42,640   $292,640   $214,610 $154,589   $53,693 $1,630,614 100.00%
                  ================================================================================================================

PERCENT OF
  $ INVENTED       31.239%    10.319%      9.025%     2.920%     2.615%    17.947%    13.161%   9.480%    3.293%   100.000%
                  ================================================================================================================

NUMBER OF
  PROPERTIES           59         33          13         10         12         62         42        9         5        245
                  ================================================================================================================

NUMBER OF BEDS                                                              5,141      4,929      759       354     11,813
                                                                           =======================================================

    (1) 3 facility types <2% each.

    (2) 4 facility types <2% each.


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED DECEMBER 31, 2001                              PAGE 5 OF 13

6)    INVESTMENT BY OPERATOR/SIGNIFICANT TENANT

                                 Number of       (1)      Number of                  Total      (1)
                                Real Estate  Real Estate   Mortgage    Mortgage   Number of    Total     Commit-
                                 Properties   Investment  Properties  Investment  Properties Investment   ments       Total  Percent
                                ------------------------  ----------------------  --------------------------------------------------
PUBLIC OR INVESTMENT
GRADE OPERATORS/
SIGNIFICANT TENANTS
    1 Healthsouth                      27       270,394         0                      27     270,394                270,394  16.43%
    2 HCA - The Healthcare Company     30       249,074         0                      30     249,074        560     249,634  15.17%
    3 Tenet                            13       104,038         1        7,788         14     111,826                111,826   6.79%
    4 Balanced Care                    14        63,575         0                      14      63,575                 63,575   3.86%
    5 Baptist Memorial Hospital         4        41,285         0                       4      41,285      3,014      44,299   2.69%
    6 Integrated Health                 3        36,327         0                       3      36,327                 36,327   2.21%
    7 Caremark Rx                       5        28,597         0                       5      28,597                 28,597   1.74%
    8 Methodist                         4        26,265         0                       4      26,265                 26,265   1.60%
    9 Triad                             4        24,158         0                       4      24,158                 24,158   1.47%
   10 Ephrata Community Hospital        3        13,440         0                       3      13,440      9,723      23,163   1.41%
   11 United Medical Center             1        19,550         0                       1      19,550                 19,550   1.19%
   12 MedCath                           1         3,534         1       17,398          2      20,932                 20,932   1.27%
   13 Ramsay                            2        19,450         0                       2      19,450                 19,450   1.18%
   14 KS Management Services            1        16,938         0                       1      16,938                 16,938   1.03%
15-27 13 Operators With Less
        than 1% Each                   17       113,643         1        7,416         18     121,059                123,189   7.48%
                                      -----------------        ---------------        ---------------------------------------------
                                      129     1,030,268         3       32,602        132   1,062,870     13,297   1,078,297  65.51%
                                      -----------------        ---------------        ---------------------------------------------

OTHER OPERATORS/SIGNIFICANT TENANTS
     28 Life Care Centers              12        82,822         2        9,376         14      92,198                 92,198   5.60%
     29 Summerville                     5        51,953         0                       5      51,953                 51,953   3.16%
     30 Lewis-Gale Clinic, LLC         10        45,211         0                      10      45,211                 45,211   2.75%
     31 Senior Lifestyles               4        42,732         0                       4      42,732                 42,732   2.60%
     32 Horizon Bay                     6        33,037         0                       6      33,037                 33,037   2.01%
     33 Kerlan Jobe Orthopedic          1        28,999         0                       1      28,999                 28,999   1.76%
     34 Melbourne Internal Medicine     4        27,935         0                       4      27,935                 27,935   1.70%
     35 Centennial                      6        16,355         1        9,320          7      25,675                 25,675   1.56%
     36 Multi-tenant                    4        24,724         0                       4      24,724                 24,724   1.50%
     37 Wellington                      5        18,969         0                       5      18,969                 18,969   1.15%
  38-65 28 Operators With Less
          than 1% Each                 28       118,348        30       70,776         58     189,124         --     189,124  11.49%
                                      -----------------        ---------------        ---------------------------------------------
                                       80       472,116        33       89,472        113     561,588         --     561,588  34.12%
                                      -----------------        ---------------        --------------------------- -----------------
        Corporate Property                        6,156                                         6,156                  6,156   0.37%
                                      -----------------        ---------------        ---------------------------------------------
            TOTAL INVESTMENT
                AND COMMITMENTS       209    $1,508,540        36     $122,074        245  $1,630,614    $13,297  $1,646,041 100.00%
                                      =================        ===============        =============================================


   (1)  Includes construction in progress.

7)    SQUARE FEET OWNED AND/OR MANAGED BY GEOGRAPHIC LOCATION

                                                         Owned                    Third Party
                                         --------------------------------    ----------------------
                                            NOT      Construction            Property     Asset
                                          Managed    In Progress  Managed    Management  Management   Mortgages      Total   Percent
                                         --------------------------------    ----------------------  ----------   ---------  -------
      1 Florida                             785,860    34,716     648,641    1,195,416     474,116     198,990    3,337,939   23.12%
      2 Virginia                            716,321               479,783      849,810                  35,900    2,081,814   14.42%
      3 Texas                             1,097,527               411,642      124,647                  66,665    1,700,481   11.78%
      4 Tennessee                           161,366   116,638     375,868      283,980                 196,451    1,134,303    7.86%
      5 California                          256,144               386,837                              465,380    1,108,361    7.68%
      6 Pennsylvania                        722,053    70,000      57,453                               45,809      895,315    6.20%
      7 Alabama                             549,410                                                     95,536      644,946    4.47%
      8 Georgia                             138,599               202,110                               40,000      380,709    2.64%
      9 Michigan                            235,227                                                    129,408      364,635    2.53%
     10 Arizona                              74,507                72,179                              142,487      289,173    2.00%
     11 Missouri                            201,167               103,176                                           304,343    2.11%
     12 Nevada                               43,579               195,594                                           239,173    1.66%
     13 Colorado                            225,764                                                                 225,764    1.56%
     14 Mississippi                          25,000    60,520      36,951       74,705                  12,260      209,436    1.45%
     15 Massachusetts                       185,327                                                     23,862      209,189    1.45%
     16 Wyoming                              29,851               184,188                                           214,039    1.48%
     17 Illinois                            181,100                                                                 181,100    1.25%
     18 Ohio                                 33,181                                                    124,411      157,592    1.09%
     19 Kansas                               57,035                83,664                                           140,699    0.97%
     20 Oklahoma                            139,216                                                                 139,216    0.96%
     21 New Jersey                          110,844                                                                 110,844    0.77%
     22 Oregon                                                                                          80,429       80,429    0.56%
     23 North Carolina                       69,781                                                                  69,781    0.48%
     24 Connecticut                          59,387                                                                  59,387    0.41%
     25 South Carolina                       21,120                                                     23,000       44,120    0.31%
     26 New Mexico                                                                                      42,639       42,639    0.30%
     27 Indiana                              29,500                                                                  29,500    0.20%
     28 Idaho                                                                                           29,118       29,118    0.20%
     29 Arkansas                             11,963                                                                  11,963    0.08%
                                         ----------  --------   ---------   ----------    --------  ----------  ----------- -------
        TOTAL SQUARE FEET                 6,160,829   281,874   3,238,286    2,528,558     474,116   1,752,345   14,436,008  100.00%
                                         ==========  ========   =========   ==========    ========  ==========  =========== =======

        PERCENT OF TOTAL SQUARE FOOTAGE       42.68%     1.95%      22.43%       17.52%       3.28%      12.14%      100.00%
                                         ==========  ========   =========   ==========    ========  ==========  ===========


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED DECEMBER 31, 2001

8)    SQUARE FEET OWNED AND/OR MANAGED BY FACILITY TYPE

                                                   Owned                       Third Party
                                    ------------------------------------  ----------------------
                                        NOT     Construction               Property     Asset
                                      Managed   In Progress     Managed   Management  Management   Mortgages      Total     Percent
                                    ----------  ------------  ----------  ----------  ----------  ----------  -----------  --------

Ancillary Hospital Facility          1,352,320    247,158      1,900,332      17,565                            3,517,375     24.37%
Medical Office Buildings                42,932                   398,301   2,491,388     474,116                3,406,737     23.60%
Assisted Living Facilities           1,519,294                                                     1,123,150    2,642,444     18.30%
Skilled Nursing Facilities           1,286,351                                                       424,702    1,711,053     11.85%
Physician's Clinics                    793,913                   251,709      19,605                 105,915    1,171,142      8.11%
Comprehensive Ambulatory Care
  Centers                              115,857     34,716        650,993                                          801,566      5.55%
Inpatient Rehab Hospitals              643,383                                                                    643,383      4.46%
Other Outpatient Facilities            253,438                    36,951                                          290,389      2.01%
Other Inpatient Facilities             153,341                                                        98,578      251,919      1.75%

                                    ----------  ---------     ----------  ----------  ----------  ----------  -----------  --------
TOTAL SQUARE FEET                    6,160,829    281,874      3,238,286   2,528,558     474,116   1,752,345   14,436,008    100.00%
                                    ==========  =========     ==========  ==========  ==========  ==========  ===========  ========

PERCENT OF TOTAL SQUARE FOOTAGE          42.68%      1.95%         22.43%      17.52%       3.28%      12.14%      100.00%
                                    ==========  =========     ==========  ==========  ==========  ==========  ===========

9)    SQUARE FEET OWNED AND/OR MANAGED BY OPERATOR/SIGNIFICANT TENANT

                                                      Owned                   Third Party
                                      ---------------------------------- -----------------------
                                          NOT    Construction             Property    Asset
                                        Managed  In Progress   Managed   Management Management  Mortgages    Total    Percent
                                      ---------- ------------ ---------- ---------- ---------- ---------- ----------- --------

PUBLIC OR INVESTMENT GRADE
OPERATOR/SIGNIFICANT TENANT
---------------------------
      1 HCA - The Healthcare Company     810,836    34,716      700,535   1,262,240   474,116               3,282,443    22.74%
      2 Healthsouth                    1,124,390                133,183                            89,000   1,257,573     8.71%
      3 Tenet Healthcare Corporation     258,485                364,020      31,723                           743,228     5.15%
      4 Baptist Memorial Hospital                  177,158      183,361     358,685                           719,204     4.98%
      5 Balanced Care                    400,370                                                  263,786     400,370     2.77%
      6 Brookdale Communities                                                                                 263,786     1.83%
      7 Methodist                                               220,499                                       220,499     1.53%
      8 United Medical Center                                   184,188                                       184,188     1.28%
      9 Medpartners                      164,941                                                              164,941     1.14%
     10 Integrated Health                153,660                                                              153,660     1.06%
     11 Ramsay                           153,341                                                              153,341     1.06%
  12-28 17 Operators with
           Square Feet Less Than 1%      695,558    70,000      509,763       9,810      --         9,578   1,294,709     8.97%
                                      ---------- ---------    ---------  ---------- ---------  ----------   ---------  -------
        TOTAL                          3,761,581   281,874    2,295,549   1,662,458   474,116     362,364   8,837,942    61.22%
                                      ---------- ---------    ---------  ---------- ---------  ----------   ---------  -------

OTHER OPERATOR/SIGNIFICANT TENANT
---------------------------------
     29 Life Care Centers of America     620,527                                                  131,813     752,340     5.21%
     30 Medicorp Health System                                              728,002                           728,002     5.04%
     31 Lewis-Gale Clinic, LLC                                  479,783                                       479,783     3.32%
     32 Senior Lifestyles                308,742                                                              308,742     2.14%
     33 Summerville                      292,231                                                              292,231     2.02%
     34 Horizon Bay                      244,831                                                              244,831     1.70%
     35 Centennial Healthcare            151,172                                                   80,000     231,172     1.60%
     36 Multi-tenant                                            221,110                                       221,110     1.53%
     37 Hearthstone                                                                               192,198     192,198     1.33%
  38-68 31 Operators with
           Square Feet Less Than 1%      641,620      --        241,844      138,098       --     985,970   2,007,532    13.91%
                                      ---------- ---------   ----------   ---------- --------   ---------  ----------   ------
        TOTAL                          2,399,248      --        942,737      866,100       --   1,389,981   5,598,066    38.78%
                                      ---------- ---------   ----------   ---------- --------   --------- -----------   ------

        TOTAL SQUARE FEET              6,160,829   281,874    3,238,286    2,528,558  474,116   1,752,345  14,436,008   100.00%
                                      ========== =========   ==========   ========== ========   =========  ==========   ======


10)   ASSISTED LIVING FACILITY OCCUPANCY


                                                           ALF Revenue        Percent
                                                          For the Twelve      % of ALF
                                           Number of       Months Ended      Revenue to
                          Occupancy        Facilities        12/31/01       Total Revenue
                        -----------------------------------------------------------------

                          0% to 24.9%           --                --               0.0%
                         25% to 49.9%           --                --               0.0%
                         50% to 69.9%            3             1,288               0.7%
                         70% to 84.9%           17             6,555               3.4%
                        85% to 100.0%           42            20,471              10.5%
                                           -------          --------             -----
                                                62            28,314              14.6%
                                           =======          ========             =====

NOTE: Occupancy rates are generally as of September 30, 2001 and revenues are for the twelve months ended December 31, 2001.


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED DECEMBER 31, 2001

11)   LEASE/MORTGAGE MATURITY SCHEDULE

      A)    LEASES

                                                                            Weighted
                                                                            Average
                                           Estimated      Percent of       Remaining
                             Number of    Annualized      Annualized         Lease
                            Properties    Net Revenue    Net Revenue     Term (Years)
                            ---------------------------------------------------------

                    2002         3             1,155         0.78%            0.00
                    2003         3             2,853         1.93%            0.03
                    2004        12             7,004         4.73%            0.12
                    2005         6             1,483         1.00%            0.06
                    2006         3             1,806         1.22%            0.06
                    2007        11             5,332         3.60%            0.19
                    2008        27            20,388         13.76%           0.76
                    2009        26            19,650         13.26%           1.03
                    2010        12             7,166         4.84%            0.49
                    2011        22            18,974         12.80%           1.11
                    2012        21            13,650         9.21%            1.10
                    2013        19            14,948         10.09%           1.20
                    2014         4             3,599         2.43%            0.16
                    2015         5             2,144         1.45%            0.18
              After 2015        13             5,243         3.54%            0.58
            Multi-tenant        22            22,801         15.39%           0.98
                            ---------------------------------------------------------
                   TOTAL        209        $ 148,196        100.00%           8.05
                            =========================================================

      B)    MORTGAGES

                                                                       Weighted
                                                                        Average
                                         Estimated     Percent of      Remaining
                           Number of    Annualized     Annualized      Mortgage
                           Mortgages    Net Revenue   Net Revenue    Term (Years)
                           ------------------------------------------------------

                  2002         9            2,177         16.62%          0.08
                  2003         6              536         4.09%           0.05
                  2004         8            2,493         19.03%          0.58
                  2005         3            1,443         11.02%          0.28
                  2006         1              398         3.04%           0.19
                  2007         1              245         1.87%           0.39
                  2008         3            1,674         12.78%          0.81
                  2009         3            1,918         14.64%          1.10
                  2010         1              946         7.22%           0.68
                  2011         0                -         0.00%           0.00
                  2012         0                -         0.00%           0.00
                  2013         1            1,267         9.67%           0.61
                  2014         0                -         0.00%           0.00
                  2015         0                -         0.00%           0.00
            After 2015         0                -         0.00%           0.00
                           ------------------------------------------------------
                 TOTAL        36         $ 13,097        100.00%          4.77
                           ======================================================


12)   COMMITMENTS AND CONSTRUCTION IN PROGRESS

                                                                      AS OF DECEMBER 31, 2001
                                ----------------------------------------------------------------------------------------------------

                                             REAL ESTATE INVESTMENTS                               MORTGAGE INVESTMENTS
                                ---------------------------------------------------   ----------------------------------------------

                                            Investment  Remaining       Total                     Investment   Remaining     Total
      Operator                  Properties   Balance    Commitment  Real Estate (1)   Properties    Balance   Commitment   Mortgages
------------------------------  ----------   -------    ----------  ---------------   ----------  ----------  ----------   ---------
Baptist Memorial Hospital           1        $ 5,090      $ 3,014     $ 8,104              0       $    --      $    --    $    --
Ephrata Community Hospital          1          3,549        9,723      13,272              0            --           --         --
Conemaugh Health Systems            1          2,901           --       2,901              0            --           --         --
Expansion of existing property      1          6,715          560       7,275              0            --           --         --
                                ---------------------------------------------------   ----------------------------------------------
TOTAL                               4        $18,255      $13,297     $31,552              0       $    --      $    --    $    --
                                ===================================================   ==============================================


Percentage of construction in progress to total investment portfolio at December 31, 2001            1.12%
                                                                                                  =======

(1)   Projected Timing of Conversion to Revenue Producing Assets:

                                QTR 1, 2002   QTR 2, 2002   QTR 3, 2002   QTR 4, 2002   QTR 1, 2003   QTR 4, 2003     Total
                                --------------------------------------------------------------------------------------------
Real Estate Investments
   with related Commitments       $ 8,104        $    --       $    --        $13,272       $    --       $10,176     $31,552
                                ============================================================================================

(2) During the three and twelve months ending December 31, 2001, the Company capitalized interest in the amount of $351,138 and $1,996,691, respectively.


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED DECEMBER 31, 2001

13)   LONG-TERM DEBT INFORMATION - AS OF DECEMBER 31, 2001

      A)    BREAKDOWN BETWEEN FIXED AND VARIABLE RATE DEBT:

                                                           Balance           Effective Rate
                                                          ---------     ------------------------
            Fixed Rate Debt:
                Senior Notes due 2002                     $  18,000             7.41%
                Senior Notes due 2006                        70,000             9.49%
                Senior Notes due 2011                       298,906             8.202%                 See Note (C)
                Mortgage Notes Payable                       75,649     Range from 7.22% to 7.76%      See Note (D)
                Other Note Payable                            4,667             7.53%
                                                          ---------
                                                            467,222
                                                          ---------
            Variable Rate Debt:
                Unsecured Credit Facility due 2004           38,000          1.15% over LIBOR          See Note (E)
                                                          ---------
                                                             38,000
                                                          ---------

                                     TOTAL                $ 505,222
                                                          =========

      B)    FUTURE MATURITIES:

                                              2002        2003        2004        2005         2006     2007 and After    Total
                                           ---------   ---------   ---------   ---------    ---------   --------------  ---------
            Fixed Rate Debt:
                Senior Notes due 2002      $  18,000   $      --   $      --   $      --    $      --     $       --    $  18,000
                Senior Notes due 2006             --          --      20,300      20,300       29,400             --       70,000
                Senior Notes due 2011           (105)       (122)       (132)       (144)        (142)       299,551      298,906
                Mortgage Notes Payable         2,944       3,571      18,867       3,747        4,032         42,488       75,649
                Other Note Payable             1,167       1,167       1,167       1,166           --             --        4,667
            Variable Rate Debt:
                Unsecured Credit Facility         --          --      38,000          --           --             --       38,000
                  due 2004                 ---------   ---------   ---------   ---------    ---------     ---------     ---------
                                           $  22,006   $   4,616   $  78,202   $  25,069    $  33,290     $ 342,039     $ 505,222
                                           =========   =========   =========   =========    =========     =========     =========

      C) In May 2001, the Company sold $300 million principal amount of unsecured Senior Notes due May 2011. The notes were priced to yield 8.202%. The Company also entered into an interest rate swap agreement with two banks on $125 million of these notes on which the Company will effectively pay interest at the equivalent rate of 1.99% over six month LIBOR. The rate is established each May 1 and November 1 for the previous six month period. The fair value of the interest rate swap is combined with the principal balance of the Senior Notes due 2011.

      D) In April 2001, the Company entered into six Mortgage Notes Payable with an aggregate principal balance of $35 million related to collateral with a book value at March 31, 2001 of $78.2 million. These Mortgage Notes Payable and related collateral are held by special purpose entities whose sole members are solely owned subsidiaries of HR. These Mortgage Notes Payable bear interest at 7.22%, are payable in monthly installments of principal and interest and mature in May 2011.

      E) In July 2001, the Company entered into a $150 million Unsecured Credit Facility due 2004 with six banks. The Unsecured Credit Facility due 2004, which matures in July 2004, is priced at 1.15% over LIBOR and has a 0.2% facility fee.


      F)    CREDIT RATING:

            Moody's Investors Service has assigned a "Baa3" credit rating to the Company's Senior Notes due 2002, 2006, and 2011, and a "Ba2" rating to the Company's preferred stock.

            Standard & Poor's Investors Service has assigned a "BBB-" credit rating to the Company's Senior Notes due 2002, 2006, and 2011, and a "BB+" rating to the Company's preferred stock.

            Fitch IBCA Duff & Phelps Credit Rating Co. has assigned a "BBB" credit rating to the Company's Senior Notes due 2002, 2006, and 2011, and a "BBB-" rating to the Company's preferred stock.


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED DECEMBER 31, 2001

14)   DIVIDEND HISTORY

      A)    COMMON STOCK (DOLLARS NOT ROUNDED TO THOUSANDS)


                                                                   Increase
                                                                  From Prior
            Operating Period        Payment Date         Amount     Quarter   Annualized
            ----------------------------------------------------------------------------

            First Quarter 1996      May 15, 1996          0.475       0.005      1.90
            Second Quarter 1996     Aug. 15, 1996         0.480       0.005      1.92
            Third Quarter 1996      Nov. 15, 1996         0.485       0.005      1.94
            Fourth Quarter 1996     Feb. 17, 1997         0.490       0.005      1.96

            First Quarter 1997      May 15, 1997          0.495       0.005      1.98
            Second Quarter 1997     Aug. 15, 1997         0.500       0.005      2.00
            Third Quarter 1997      Nov. 17, 1997         0.505       0.005      2.02
            Fourth Quarter 1997     Feb. 16, 1998         0.510       0.005      2.04

            First Quarter 1998      May 18, 1998          0.515       0.005      2.06
            Second Quarter 1998     Aug. 17, 1998         0.520       0.005      2.08
            Third Quarter 1998      Nov. 16, 1998         0.525       0.005      2.10
            Fourth Quarter 1998     Feb. 15, 1999         0.530       0.005      2.12

            First Quarter 1999      May 17, 1999          0.535       0.005      2.14
            Second Quarter 1999     Aug. 16, 1999         0.540       0.005      2.16
            Third Quarter 1999      Nov. 16, 1999         0.545       0.005      2.18
            Fourth Quarter 1999     Feb. 16, 2000         0.550       0.005      2.20

            First Quarter 2000      May 17, 2000          0.555       0.005      2.22
            Second Quarter 2000     Aug. 16, 2000         0.560       0.005      2.24
            Third Quarter 2000      Dec. 6, 2000          0.565       0.005      2.26
            Fourth Quarter 2000     March 7, 2001         0.570       0.005      2.28

            First Quarter 2001      June 7, 2001          0.575       0.005      2.30
            Second Quarter 2001     Sept. 6, 2001         0.580       0.005      2.32
            Third Quarter 2001      Dec. 6, 2001          0.585       0.005      2.34
            Fourth Quarter 2001     March 6, 2002         0.590       0.005      2.36

      B)    PREFERRED STOCK

                                                                                Increase
                                                                               From Prior
            Operating Period                          Payment Date    Amount     Quarter    Annualized
            ------------------------------------------------------------------------------------------

            September 1, 1998 - November 15, 1998     Nov. 26, 1998   0.46224       0.0         2.22
            November 16, 1998 - February 15, 1999     Feb. 26, 1999   0.55469       0.0         2.22

            February 16, 1999 - May 15, 1999          May 28, 1999    0.55469       0.0         2.22
            May 16, 1999 - August 15, 1999            Aug. 27, 1999   0.55469       0.0         2.22
            August 16, 1999 - November 15, 1999       Nov. 26, 1999   0.55469       0.0         2.22
            November 16, 1999 - February 15, 2000     Feb. 29, 2000   0.55469       0.0         2.22

            February 16, 2000 - May 15, 2000          May 31, 2000    0.55469       0.0         2.22
            May 16, 2000 - August 15, 2000            Aug. 31, 2000   0.55469       0.0         2.22
            August 16, 2000 - November 15, 2000       Nov. 30, 2000   0.55469       0.0         2.22
            November 16, 2000 - February 15, 2001     Feb. 28, 2001   0.55469       0.0         2.22

            February 16, 2001 - May 15, 2001          May 31, 2001    0.55469       0.0         2.22
            May 16, 2001 - August 15, 2001            Aug. 31, 2001   0.55469       0.0         2.22
            August 16, 2001 - November 15, 2001       Nov. 30, 2001   0.55469       0.0         2.22
            November 16, 2001 - February 15, 2002     Feb. 28, 2002   0.55469       0.0         2.22

            Healthcare Realty Trust Incorporated is authorized to issue 50,000,000 shares of Preferred Stock. 3,000,000 shares of 8 7/8% Series A Voting Cumulative Preferred Stock, par value $.01 per share, are issued and outstanding. Upon dissolution of the Company, the Preferred Stock is senior to common stock with respect to dividend rights and rights upon liquidation. Holders of Preferred Stock are entitled to receive cumulative preferential cash dividends at the rate of 8 7/8% per annum of the liquidation preference of $25.00 per share payable quarterly, in arrears, on the last business day in February, May, August, and November of each year.

            Preferred Stock is not redeemable prior to September 30, 2002. On or after September 2002, the Company, at its option, may redeem Preferred Stock, in whole or in part, at any time or from time to time, at the redemption price. The holders of each share of Preferred Stock have one vote and vote together with the holders of common stock on all matters on which stockholders may vote.

      C) INFORMATION REGARDING TAXABLE STATUS OF 2001 CASH DISTRIBUTIONS (DOLLARS NOT ROUNDED TO THOUSANDS)

                                                   Cash          Taxable
                                               Distribution       Ordinary      Return of
                                                 Per Share        Dividend       Capital
                                               -------------------------------------------

              HR COMMON                          $ 2.310000      $ 1.954022     $ 0.355978
              CUSIP # 421946104

              HR 8.875% SERIES A PREFERRED       $ 2.218760      $ 2.218760     $      --
              CUSIP # 421946203


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED DECEMBER 31, 2001

15)   COMMON SHARES INFORMATION

      The share amounts below set forth the computation of basic and diluted shares (in accordance with FASB Statement No. 128) which will be used as the denominator in the computation of EPS and FFO per share amounts:

                                                                         FOR THE THREE MONTHS           FOR THE TWELVE MONTHS
                                                                            ENDED DEC. 31,                   ENDED DEC. 31,
                                                                      --------------------------      --------------------------
                                                                          2001           2000             2001           2000
                                                                      -----------    -----------      -----------    -----------

            TOTAL COMMON SHARES OUTSTANDING                            40,465,919     40,314,399       40,465,919     40,314,399
                                                                      ===========    ===========      ===========    ===========

            WEIGHTED AVERAGE COMMON SHARES OUTSTANDING                 40,950,006     40,282,091       40,678,069     40,151,220
                    Actual Restricted Stock Shares                       (837,784)      (606,820)        (837,784)      (606,820)
                                                                      -----------    -----------      -----------    -----------
            DENOMINATOR SHARES FOR BASIC COMMON SHARE EPS AND FFO      40,112,222     39,675,271       39,840,285     39,544,400

                    Restricted Shares - Treasury                          469,189        504,583          508,737        533,955
                    Dilution for Convertible Debentures                         0        178,548                0        181,136
                    Dilution for Employee Stock Purchase Plan             112,158         50,542          114,136         41,918
                                                                      -----------    -----------      -----------    -----------
            DENOMINATOR SHARES FOR DILUTED COMMON SHARE EPS AND FFO    40,693,569     40,408,944       40,463,158     40,301,409
                                                                      ===========    ===========      ===========    ===========

NOTE:  AS OF DECEMBER 31, 2001, HR HAD APPROXIMATELY 1,665 SHAREHOLDERS OF
       RECORD.


16) BENEFICIAL SECURITY OWNERSHIP BY MANAGEMENT AND DIRECTORS AS OF DECEMBER 31, 2001

                                                     Owned        Restricted(1)  Reserved(2)   Options         Total
                                                  --------------------------------------------------------------------
            OFFICERS
                    David R. Emery(4)               144,800(3)       392,602       168,750             0       706,152
                    Timothy G. Wallace(4)            32,938          208,773        82,500             0       324,211
                    Roger O. West(4)                  3,238          210,549        82,500             0       296,287

                    Other Officers as a group        23,181           20,522             0             0        43,703

                    Directors as a group             41,349            2,700             0             0        44,049

                                                  ---------        ---------     ---------     ---------     ---------
                    TOTAL                           245,506          835,146       333,750             0     1,414,402
                                                  =========        =========     =========     =========     =========


(1) These shares are subject to long-term vesting requirements pursuant to the terms of the 1993 Employees Stock Incentive Plan and the HR Discretionary Bonus Program.

(2) These shares are specifically reserved for performance-based awards under the 1993 Employees Stock Incentive Plan. The issuance of "Reserved Stock" to eligible employees is contingent upon the achievement of specific performance criteria. The total cumulative shareholder return targets for issuance have been met; therefore, these shares will be issued in the first quarter of 2002. When issued, these shares will be subject to long-term vesting requirements pursuant to the terms of the 1993 Employees Stock Incentive Plan.

(3) Includes 143,352 shares owned by the Emery Family Limited Partnership and 1,448 shares owned by the Emery Family 1993 Irrevocable Trust. Mr. Emery is a limited partner of the partnership and a beneficiary of the trust, but has no voting or investment power with respect to the shares owned by such partnership or trust.

(4) Messrs. Emery, Wallace, and West have elected to take 100% of their 2001 cash bonus in shares of Company stock, subject to an eight-year vesting period, which will be issued in the first quarter of 2002.

17)   INSTITUTIONAL HOLDINGS AS OF SEPTEMBER 30, 2001

      A)      Institutional Shares Held:                      18,668,853    (Source: Form 13F Filings)
                                                             ===========

      B)      Number of Institutions:                                179
                                                             ===========

      C)      Percentage of Common Shares Outstanding:             45.80%
                                                             ===========

18)   BOOK VALUE PER COMMON SHARE

      Total Stockholders' Equity                            $ 1,012,087
      Less: Preferred Stock Liquidation/Redemption Value         75,000
                                                            -----------
      Total Common Stockholders' Equity                     $   937,087

      Total Common Shares Outstanding                        40,465,919
                                                            ===========

      Book Value Per Common Share                           $     23.16
                                                            ===========

HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED DECEMBER 31, 2001

19)   OTHER CORPORATE INFORMATION

      A)    CORPORATE HEADQUARTERS:

               HEALTHCARE REALTY TRUST INCORPORATED
               HEALTHCARE REALTY SERVICES INCORPORATED
               3310 West End Avenue, Suite 700
               Nashville, TN  37203
               Phone:  615-269-8175
               Fax:  615-269-8461
               E-mail:  hrinfo@healthcarerealty.com


            OTHER OFFICES:

               East Florida Regional Office
               West Florida Regional Office
               Mid-America Regional Office
               Mid-Atlantic Regional Office
               Southern California Regional Office
               Texas/Southwest Regional Office


      B)    STOCK EXCHANGE, SYMBOL AND CUSIP NUMBER:

                   Security Description                   Stock Exchange          Symbol      CUSIP Number
               -------------------------------------------------------------------------------------------
               Common Stock                           New York Stock Exchange       HR          421946104
               8.875% Series A Preferred Stock        New York Stock Exchange       HR.A        421946203
               Senior Notes due 2011                  OTC                           HR          421946AE4


      C)    WEB SITE:

            www.healthcarerealty.com


      D)    CORPORATE OFFICERS:

               HEALTHCARE REALTY TRUST INCORPORATED
               David R. Emery,  Chairman of the Board and Chief Executive
                 Officer
               Timothy G. Wallace, Executive Vice President and Chief Financial
                 Officer
               Roger O. West, Executive Vice President and General Counsel Michael W. Crisler, Senior Vice President/ Technology
               Scott W. Holmes, Senior Vice President / Financial Reporting Fredrick M. Langreck, Senior Vice President / Treasurer
               J. D. Carter Steele,  Senior Vice President / Asset
                 Administration
               Eric W. Fischer,  Vice President / Real Estate Investments
               Keith A. Harville, Vice President / Real Estate Investments Donald L. Husi, Vice President / Senior Living Asset
                 Administration
               Leigh Ann Stach, Vice President / Financial Reporting and
                 Controller
               B. Douglas Whitman, Associate Vice President / Real Estate
                 Investments
               Rita H. Todd,  Corporate Secretary


               HEALTHCARE REALTY SERVICES INCORPORATED
               B. Bart Starr,  Chairman of the Board
               Roland H. Hart,  President
               Thomas M. Carnell, Vice President / Design & Construction Gilbert T. Irvin, Vice President / Operations
               Anne C. Sanborn, Associate Vice President / Project Development
                 Services


      E)    BOARD OF DIRECTORS:

            David R. Emery, Chairman of the Board and Chief Executive Officer,
              Healthcare Realty Trust Incorporated
            Errol L. Biggs, Ph.D., Director - Center for Health Administration,
              University of Colorado (Healthcare Academician)
            C. Raymond Fernandez, M.D., Chief Executive Officer and Chief
              Medical Officer, Piedmont Clinic (Physician)
            Batey M. Gresham, Jr., A.I.A., Founder, Gresham Smith & Partners
              (Healthcare Architect)
            Marliese E. Mooney (Hospital Operations Consultant)
            Edwin B. Morris III, Managing Director, Morris & Morse (Real Estate
              Finance Executive)
            J. Knox Singleton, Chief Executive Officer, INOVA Health Systems
              (Healthcare Provider Executive)


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED DECEMBER 31, 2001

      F)    PROFESSIONAL AFFILIATIONS:

               INDEPENDENT PUBLIC AUDITORS
               Ernst & Young LLP
               Bank of Americas Plaza
               414 Union  Street
               Nashville, TN  37219-1779

               TRANSFER AGENT
               BankBoston
               c/o EquiServe, LP
               Investor Services
               P.O. Box 8040
               Boston, MA 02266-8040
               Phone: 781-575-3400


      G)    DIVIDEND REINVESTMENT PLAN:

            Through the Company's transfer agent, Boston EquiServe, named Shareholders of Record can re-invest dividends in shares at a 5% discount without a service or sales charge. In addition, up to $5 thousand of HR common stock may be purchased per quarter through the transfer agent without a service or sales charge to the shareholder.


      H)    ANALYSTS PROVIDING RESEARCH COVERAGE ON HR:

            A.G. Edwards & Sons, Inc.                 Ann Melnick  (314) 955-2947
            Banc of America Securities                Gary Taylor (212) 847-5174
            Credit Suisse First Boston Corporation    Larry Raiman (212) 538-2380
            J. J. B. Hilliard, W. L. Lyons, Inc.      John M. Roberts (502) 588-9143
            Legg Mason Wood Walker Inc.               Jerry L. Doctrow  (410) 454-5142
            Prudential Securities, Inc.               Jim Sullivan (212) 778-2515
            UBS Warburg                               Howard Capek  (212) 821-6369
            Wachovia Securities, Inc.                 Stephen Swett (212) 909-0954


      I)    PROJECTED DATES FOR 2002 DIVIDEND AND EARNINGS PRESS RELEASES:

                                                 DIVIDEND                  EARNINGS
                                             ----------------          ----------------
              First Quarter 2002             April 23, 2002            April 26, 2002
              Second Quarter 2002            July 23, 2002             July 26, 2002
              Third Quarter 2002             October 22, 2002          October 25, 2002
              Fourth Quarter 2002            January 28, 2003          January 31, 2003

              NOTE> A conference call will be scheduled at 9:00 AM CST the morning of the earnings press release.


      J)    INVESTOR RELATIONS:

            Healthcare Realty Trust Incorporated
            3310 West End Avenue, Suite 700
            Nashville, TN  37203
            Attention:  Bethany A. Mancini
            Phone:  615-269-8175
            Fax:  615-269-8461
            E-mail:  BMancini@healthcarerealty.com






           In addition to the historical information contained within, this enclosed information may contain forward-looking
         statements that involve risks and uncertainties, including the development of transactions that may materially differ from the results of these projections. These risks are discussed in a 10-K filed with the SEC by Healthcare Realty Trust
         Incorporated for the year ended December 31, 2000. The 10-K is available via the Company's web site or by calling Investor
             Relations at (615) 269-8175. Forward-looking statements
         represent the Company's judgment as of the date of the release of this information. The Company disclaims any obligation to update this forward-looking material.


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED DECEMBER 31, 2001